Van Kampen Massachusetts Value Municipal Income Trust
                          Item 77(O) 10F-3 Transactions
                         May 1, 2006 - October 31, 2006



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Massac  6/15/    -     $104.6 $260,53  1,000,    0.38%  1.50%   Bear,     UBS
husett    06             9     5,000     000                    Stearn
 s Bay                                                           s &
 Trans                                                           Co.
Author                                                          Inc.,
  ity                                                           Lehman
Senior                                                          Brothe
 Sales                                                           rs,
  Tax                                                           Sieber
Revenu                                                            t
   e                                                            Brandf
 Bonds                                                           ord
Series                                                          Shank
   C                                                            & Co.,
                                                                 LLC,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                 M.R.
                                                                Beal &
                                                                Compan
                                                                y, RBC
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Citigr
                                                                 oup,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Raymon
                                                                  d
                                                                James
                                                                  &
                                                                Associ
                                                                ates,
                                                                Inc.,
                                                                 UBS
                                                                Invest
                                                                 ment
                                                                Bank,
                                                                Corby
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Inc.,
                                                                JPMorg
                                                                 an,
                                                                Oppenh
                                                                eimer
                                                                & Co.
                                                                Inc.,
                                                                Sovere
                                                                 ign
                                                                Securi
                                                                 ties
                                                                Corpor
                                                                ation,
                                                                 LLC